INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

9. INCOME TAXES

For financial reporting purposes, income before income taxes includes the following components:

	Year Ended December 31,
	2013	2012	2011
Income before income taxes:
United States	$82,865	$69,363	$57,339
Foreign	143,896	138,246	147,188

	$226,761	$207,609	$204,527

Components of income tax expense, in thousands, were as follows:

	Year Ended December 31,
	2013	2012	2011
Current income tax expense:
Federal	$32,016	$41,113	$3,456
State	5,998	6,302	5,321
Foreign	48,070	33,335	44,541

	86,084	80,750	53,318

Deferred income tax expense (benefit):
Federal	4,163	(5,688)	26,183
State	357	(488)	2,750
Foreign	(7,045)	7,494	(5,217)

	(2,525)	1,318	23,716

Total income tax expense	$83,559	$82,068	$77,034

A reconciliation of income tax expense computed at statutory tax rates compared to effective income tax rates was as follows:

	Year Ended December 31,
	2013	2012	2011
Statutory rate	35.0%	35.0%	35.0%
Federal tax credits	(2.8%)	(0.9%)	(1.0%)
Uncertain tax positions	2.3%	0.2%	(0.6%)
Foreign rate differential	(5.5%)	(4.0%)	(5.3%)
Foreign deferred tax liability on unremitted earnings	7.5%	9.1%	8.9%
State income taxes, net of Federal benefit	1.7%	2.0%	1.6%
Change in valuation allowance	(0.8%)	(1.7%)	(2.6%)
Non-deductible meals	0.2%	0.3%	0.2%
Share based compensation	(0.1%)	0.0%	1.9%
Other	(0.7%)	(0.5%)	(0.4%)

	36.8%	39.5%	37.7%

In 2013, 2012, and 2011, income tax benefits attributable to employee stock option transactions of $1.5 million, $15.6 million and $1.4 million, respectively were allocated to shareholders’ equity.

Significant temporary differences between reported financial and taxable earnings that give rise to deferred income tax assets and liabilities, in thousands, were as follows:

	Year Ended December 31,
	2013	2012
Deferred income tax assets:
Net operating loss carryforwards	$121,139	$126,556
Benefit plans	30,298	27,691
Accrued expenses	21,239	12,260
Tax credits	12,262	12,327
Interest rate hedge activities	—	1,125
Reserves not currently deductible for tax purposes	3,830	6,078
Allowance for doubtful accounts	2,925	2,478
Foreign currency translation	379	1,867
Other	17,110	12,336

Gross deferred income tax assets	$209,182	$202,718

Less valuation allowance	(109,677)	(112,626)

Total deferred income tax assets	$99,505	$90,092

Deferred income tax liabilities:
Acquired intangibles amortization	$137,673	$140,109
Foreign earnings	37,782	27,080
Excess tax depreciation over financial depreciation	35,917	36,264
Prepaid expenses	8,306	5,889

Total deferred income tax liabilities	219,678	209,342

Net deferred income tax liability	$120,173	$119,250

Deferred income tax (assets) / liabilities included in the balance sheet are:
Deferred income tax liability / (asset)—current	$7,697	$(13,148)
Deferred income tax liability—long-term	112,476	132,398

Net deferred income taxes	$120,173	$119,250

At December 31, 2013, we had federal and foreign net operating loss (“NOL”) carryforwards in the amount of $307.0 million which resulted in a net deferred tax asset of $23.7 million which is available to reduce current taxes. The NOL carryforwards are all attributable to acquired companies. NOLs and tax credit carryforwards expire in periods starting 2014 through 2031. The valuation allowances, which reduce deferred tax assets to an amount that will more likely than not be realized, were $109.7 million at December 31, 2013 and $112.6 million at December 31, 2012. Our valuation allowance decreased by $2.9 million in 2013 as a result of the following: releasing valuation allowances related to the utilization of NOLs during the year that had full valuation allowances, planning related to the utilization of future NOLs and changes in income tax rates.

We have historically determined that a portion of undistributed earnings of our foreign subsidiaries will be repatriated to the United States and accordingly, we have provided a deferred tax liability totaling $37.8 million and $27.1 million at December 31, 2013 and 2012, respectively, on such foreign source income. For the years ended December 31, 2013 and 2012, we have accrued U.S. income taxes on $250.5 million and $167.8 million, respectively, of unremitted foreign earnings and profits. At December 31, 2013, we have determined we have foreign earnings of approximately $133.4 million which will be permanently reinvested and therefore deferred income taxes of approximately $22.9 million have not been provided on such foreign subsidiary earnings.

In preparing our tax returns, we are required to interpret complex tax laws and regulations. On an ongoing basis, we are subject to examinations by federal and state tax authorities that may give rise to different interpretations of these complex laws and regulations. The number of tax years that remain open and subject to tax audits varies depending upon the tax jurisdiction. Our most significant taxing jurisdictions include the U.S., United Kingdom and France. The Company files income tax returns in the U.S. and various states as well as foreign jurisdictions. Tax years 2008 and 2010 forward remain open under U.S. statutes of limitation. Generally, tax years 2009 and forward remain open under state statutes of limitation. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. At December 31, 2013, we were not under examination by the U.S. Internal Revenue Service. At December 31, 2013, we believe the aggregate amount of any additional tax liabilities that may result from examinations, if any, will not have a material adverse effect on our financial condition, results of operations or cash flows.

The following summarizes the activity related to our unrecognized tax benefits recorded in accordance with ASC 740-10 in 2013, 2012 and 2011, in thousands:

	For the year ended December 31,
	2013	2012	2011
Beginning balance	$13,990	$16,990	$19,436
Increases for positions taken in current year	374	1,726	3,489
Increases for position taken in prior years	12,316	776	191
Decreases for positions taken in prior years	(2,061)	(4,533)	(3,817)
Decrease due to settlements with taxing authorities	—	(168)	(2,309)
Expiration of the statute of limitations for the assessment of taxes	(1,939)	(801)	—

Ending balance	$22,680	$13,990	$16,990

The unrecognized tax benefits at December 31, 2013 were $22.5 million of tax benefits that, if recognized, would affect our effective tax rate. We recognize interest related to unrecognized tax benefits and penalties as income tax expense. During the year ended December 31, 2013 we increased the interest accrual by approximately $1.3 million. During the year ended December 31, 2012, we reduced the accrued interest by approximately $0.2 million. During the year ended December 31, 2011, we decreased the interest accrual by approximately $0.4 million. During the years ended December 31, 2013, 2012 and 2011, we increased the accrual of penalties related to uncertain tax positions by approximately $3.9 million, $0.1 million $0.5 million, respectively. At December 31, 2013 and 2012, the aggregate recorded liability for interest and potential penalties was $11.2 million and $6.0 million, respectively. We do not expect our unrecognized tax benefits to change significantly over the next twelve months.